UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765

Managed High Yield Plus Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas
New York, New York 10019-6028
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Item 1. Reports to Stockholders.

Closed-end Funds

Managed High Yield Plus Fund Inc.
Semiannual Report
November 30, 2012

Managed High Yield Plus Fund Inc.

January 15, 2013

Dear shareholder,

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the six months ended November 30, 2012.

Performance
Over the six-month period, the Fund returned 9.69% on a net asset value basis, and 5.76% on a market price basis. Over the same period, the Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 8.35%. The median returns for the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged) category were 10.27% and 7.25% on a net asset value and market price basis, respectively, over the same period. (For more performance information, please refer to “Performance at a glance” on page 8.)

Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income;
secondarily, capital
appreciation

Portfolio Managers:
Craig Ellinger and
Matthew Iannucci
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

The Fund traded at both a discount and a premium to its net asset value (“NAV”) per share during the reporting period.1 The Fund began and ended the period trading at a discount, but traded at both a discount and a premium during portions of the period. On the last trading day of the preceding reporting period, May 31, 2012, the Fund traded at a discount of 0.5%. At the close of the current semiannual period, November 30, 2012, the Fund traded at a discount of 4.1%. As of these same dates, the Lipper peer group medians reported premiums of 3.2% and 1.3%, respectively.

[1] A fund trades at a premium when the market price at which its shares trade is greater than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

1

Managed High Yield Plus Fund Inc.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and the downside, and creates a wider range of returns within the Fund’s peer group. Given that we felt high yield bonds were fairly valued during the period, we increased the use of leverage. We felt this move was appropriate given the Fund’s primary investment goal of seeking high income. Overall, the use of leverage contributed to the Fund’s performance during the reporting period as the high yield market generated strong results. (For more information regarding the portfolio’s degree of leverage over various periods, please refer to “Portfolio statistics” on page 9.)

An interview with Portfolio Managers Craig Ellinger and Matthew Iannucci
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow, the pace of the expansion was mixed during the reporting period. Looking back, the Commerce Department reported 2.0% gross domestic product (“GDP”) growth in the US for the first quarter of 2012, followed by 1.3% over the second quarter of 2012. On December 20, 2012, after the Fund’s reporting period had ended, the Commerce Department’s final estimate for third quarter 2012 GDP growth came in at 3.1%. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

Q.	What actions did the Fed take during the reporting period to support the economy?
A.	Given considerably slower-than-anticipated economic growth, the Federal Reserve Board (the “Fed”) kept the federal funds rate at an extremely low level of between 0.00% and 0.25% during the reporting period, and announced its intention to maintain this rate through mid-2015.

2

Managed High Yield Plus Fund Inc.

Additionally, the Fed decided to extend the termination date of its “Operation Twist” program from June 2012 through to December 2012. (Operation Twist was first implemented by the Fed in September 2011, with the purpose of stimulating the economy and keeping longer term interest rates low. It called for the Fed to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities throughout the duration of the program.) In mid-September, it also introduced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion of agency mortgage-backed securities (MBS) on an open-ended basis each month.

At its last meeting of the year in December, after the reporting period had ended, the Fed announced it would continue to purchase $40 billion per month of agency MBS, and purchase $45 billion a month of longer-term Treasuries. The Fed also noted it would keep the federal funds rate on hold for “as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Q.	How did the high yield market perform during the reporting period?
A.	While there were periods of volatility, the high yield market, as measured by the Index, posted positive returns during all six months of the reporting period. Performance was supported by solid corporate fundamentals, continued low default rates and strong demand from investors; these factors more than offset a number of macro issues that continued to beleaguer the markets, such as the ongoing European sovereign debt crisis and conversations around the US “fiscal cliff.” During the reporting period, lower quality, CCC-rated bonds generated the best results, as this portion of the Index gained 8.73%. In contrast, relatively higher rated BB- and B-rated securities gained 8.05% and 8.51%, respectively.

3

Managed High Yield Plus Fund Inc.

Q.	How did you position the Fund’s portfolio from a credit quality and industry allocation perspective during the reporting period?
A.	Given our outlook for weakening global growth and a number of unresolved macro issues, we maintained a moderately defensive posture for the Fund during the reporting period. From a credit quality perspective, we increased the Fund’s allocation to B-rated securities, as well as slightly added to the Fund’s exposure to investment grade corporate bonds, which represented 9.53% of the Fund on November 30, 2012.

We also made several adjustments to the portfolio from an industry allocation perspective. For example, we increased the Fund’s exposures to energy, banks/thrifts and diversified financials. In contrast, we pared the Fund’s allocations to steel, chemicals and diversified media. Many of these adjustments were byproducts of buying and selling specific credits that we found to be attractive, or no longer attractive. In terms of adding to the Fund’s allocation to banks/thrifts and diversified financials, this was driven in part by an improving fundamental backdrop that included deleveraging, especially by European financial institutions.

Q.	What were some strategies that generated positive results during the reporting period?
A.	Overall, sector allocation was beneficial for the Fund’s performance during the reporting period. In particular, our overweights to the gaming, chemicals, cable television, energy and services sectors were additive for results. Issue selection, in aggregate, also contributed to performance. The Fund’s holdings in the financial, gaming, energy and telecommunications sectors added value. Elsewhere, our duration and credit quality positioning did not meaningfully impact performance during the reporting period. (Duration measures a portfolio’s sensitivity to interest rate changes.)

4

Managed High Yield Plus Fund Inc.

Q.	Were there any particular strategies that didn’t work for the Fund?
A.	From a sector allocation perspective, underweights to the homebuilders and building materials sectors were drags on results. Both sectors outperformed the Index given signs of improvement in the housing market. Issue selection in the healthcare sector also detracted from performance.

Q.	What derivative instruments did the Fund utilize over the reporting period and what impact did they have on performance?
A.	The Fund made limited use of currency forwards for hedging purposes. Over the period, the Fund selectively purchased non-US dollar bonds. However since the Fund did not seek to take active currency risk, we sought to hedge those currency exposures back to the US dollar. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

A separate discussion providing an update on the Fund’s ability to use derivatives appears in the “General Information” portion of this report further below under the caption “Update regarding the use of derivatives by the Fund.”

Q.	What is your outlook for the economy and the high yield market?
A.	We believe the US economy has enough momentum to continue expanding, although the pace of the expansion may be uneven in 2013. Given the tax increases and government spending cuts associated with the fiscal cliff, initial growth could be fairly weak. However, we believe growth could improve somewhat as the year progresses. In our view, the Fed holding interest rates at a historically low level for a prolonged period will be supportive for the economy.

5

Managed High Yield Plus Fund Inc.

We maintain our overall positive view on the high yield market. That said, returns going forward are expected to be more muted given the substantial spread2 tightening that we have experienced since the credit crisis. In our opinion, strong overall investor demand, given the extremely low interest rate environment, will likely support the high yield market. Overall high yield market credit fundamentals also appear to remain solid. Corporate balance sheets are typically in good shape with many high yield issuers having been able to take advantage of the low interest rate environment to refinance their debt and extend their maturity profiles. Against this backdrop, high yield default rates should remain below their historic average in 2013.

While we are generally positive on the high yield market, several unresolved macro issues could trigger periods of increased volatility. These issues include the US fiscal cliff and debt ceiling, the European sovereign debt crisis and the potential for further moderating global growth. As such, we are comfortable with the Fund’s current modestly defensive positioning.

[2] Spreads are the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.

6

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E Carver	Craig Ellinger
President	Portfolio Manager
Managed High Yield Plus Fund Inc.	Managed High Yield Plus Fund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Matthew A. Iannucci
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2012. The views and opinions in the letter were current as of January 15, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

7

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/12

Net asset value returns	6 months	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	9.69%	21.87%	(0.60)%	5.24%
Lipper High Current Yield Funds
(Leveraged) median	10.27	21.23	8.88	11.65

Market price returns
Managed High Yield Plus Fund Inc.	5.76%	7.69%	0.03%	4.80%
Lipper High Current Yield Funds
(Leveraged) median	7.25	20.28	12.78	11.20

Index returns
BofA Merrill Lynch US High Yield Cash
Pay Constrained Index[1]	8.35%	16.45%	9.74%	10.20%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1] The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “High Current Yield Funds (Leveraged)” category. This category includes funds that aim for high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues (e.g., “high yield/high risk” debt). These funds can be leveraged by the use of debt (such as using a bank line of credit), preferred equity (such as issuing preferred stock), and/or entering into reverse repurchase agreements (a transaction where a fund sells or pledges its securities in exchange for cash, which it then uses to invest in additional securities - effectively, a form of secured borrowing).

8

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	11/30/12	05/31/12	11/30/11
Net assets (mm)	$138.0	$131.2	$123.8
Weighted average life (yrs.)	4.7	5.1	6.0
Weighted average maturity (yrs.)	6.5	6.3	7.6
Duration (yrs.)[2]	3.7	3.7	4.1
Leverage[3]	27.9%	20.8%	25.6%

Portfolio composition[4]	11/30/12	05/31/12	11/30/11
Corporate bonds	95.6%	94.6%	96.8%
Commercial mortgage-backed securities	0.2	0.2	0.5
Forward foreign currency contracts	(0.0)[5]	0.1	0.0 [5]
Stocks and other equity securities	—	0.0 [5]	0.0 [5]
Warrants	—	—	0.0
Cash equivalents	4.2	5.1	2.7
Total	100.0%	100.0%	100.0%

Credit quality[4]	11/30/12	05/31/12	11/30/11
BB & higher	41.5%	43.5%	40.7%
B	39.2	36.3	42.6
CCC & lower	13.2	13.0	12.8
Not rated	1.9	2.0	1.2
Forward foreign currency contracts	(0.0)[5]	0.1	0.0 [5]
Equity	—	0.0 [5]	0.0 [5]
Cash equivalents	4.2	5.1	2.7
Total	100.0%	100.0%	100.0%

1 The Fund’s portfolio is actively managed and its composition will vary over time.
2 Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e. 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/ put features.
3 As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.
4 Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.
5 Weighting represents less than 0.05% of total investments as of the date indicated.

9

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	11/30/12		5/31/12		11/30/11
SquareTwo		SquareTwo
Financial Corp.,		Financial Corp.,		CIT Group, Inc.,
11.625%,		11.625%,		7.000%,
due 04/01/17	1.3%	due 04/01/17	1.5%	due 05/01/17	1.7%
International Lease				SquareTwo
Finance Corp.,		Ryerson, Inc.,		Financial Corp.,
7.125%,		12.000%,		11.625%,
due 09/01/18	1.2	due 11/01/15	1.4	due 04/01/17	1.6
		Intelsat Jackson
NRG Energy Inc.,		Holdings SA,		Ryerson, Inc.,
8.500%,		11.250%,		12.000%,
due 06/15/19	1.2	due 06/15/16	1.3	due 11/01/15	1.3
				FireKeepers
				Development
Ally Financial,		NRG Energy, Inc.,		Authority,
8.000%,		8.500%,		13.875%,
due 03/15/20	1.1	due 06/15/19	1.2	due 05/01/15	1.3
		Ford Motor
DISH DBS Corp.,		Credit Co. LLC,		NRG Energy, Inc.,
7.875%,		12.000%,		8.500%,
due 09/01/19	1.1	due 05/15/15	1.2	due 06/15/19	1.2
Total	5.9%	Total	6.6%		7.1%

Top five industries[2]	11/30/12		5/31/12		11/30/11
Energy-exploration		Energy-exploration		Energy-exploration
& production	8.1%	& production	6.9%	& production	6.3%
		Telecom-integrated/
Banking	5.7	services	6.2	Gaming	6.0
				Consumer/
				commercial/
Support-services	5.2	Support-services	5.1	lease financing	4.9
Telecom-integrated/				Telecom-integrated/
services	4.9	Gaming	4.5	services	4.9
Media-cable	4.8	Chemicals	4.1	Electric-generation	4.1
Total	28.7%	Total	26.8%		26.2%

1 The Fund’s portfolio is actively managed and its composition will vary over time.
2  Weightings represent percentages of total investments as of the dates indicated.

10

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—129.84%
Aerospace/defense—1.13%
BE Aerospace, Inc.
6.875%, due 10/01/20[2]	$425,000	$473,875
Bombardier, Inc.
7.750%, due 03/15/20[2,3]	600,000	673,500
DynCorp International, Inc.
10.375%, due 07/01/17[2]	70,000	61,775
Huntington Ingalls Industries, Inc.
7.125%, due 03/15/21[2]	325,000	351,406
		1,560,556
Airlines—0.29%
United Air Lines, Inc.
9.875%, due 08/01/13[2,3]	400,000	404,500
Auto loans—1.70%
Ford Motor Credit Co. LLC
12.000%, due 05/15/15[2]	1,575,000	1,933,313
General Motors Financial Co., Inc.
4.750%, due 08/15/17[2,3]	400,000	416,314
		2,349,627
Auto parts & equipment—1.42%
American Axle & Manufacturing, Inc.
6.625%, due 10/15/22[2]	475,000	482,125
Meritor, Inc.
10.625%, due 03/15/18[2]	275,000	285,312
Tenneco, Inc.
7.750%, due 08/15/18[2]	300,000	325,500
The Goodyear Tire & Rubber Co.
7.000%, due 05/15/22[2]	250,000	266,875
Tomkins LLC/Tomkins, Inc.
9.000%, due 10/01/18[2,4]	534,000	598,080
		1,957,892

11

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Automaker—0.27%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19[2]	$340,000	$371,025
Banking—7.78%
Ally Financial, Inc.
5.500%, due 02/15/17[2]	400,000	426,000
6.750%, due 12/01/14[2]	500,000	540,000
8.000%, due 03/15/20[2]	1,750,000	2,152,500
8.000%, due 11/01/31[2]	650,000	825,500
8.300%, due 02/12/15[2]	750,000	838,125
Bank of America Corp.
5.650%, due 05/01/18[2]	1,650,000	1,911,863
Capital One Capital III
7.686%, due 08/15/36[2]	620,000	623,063
Eksportfinans ASA
3.000%, due 11/17/14[2]	410,000	407,950
HBOS PLC
6.750%, due 05/21/18[2,3]	350,000	371,875
Lloyds Banking Group PLC
6.413%, due 10/01/35[2,3,5,6]	600,000	496,500
RBS Capital Trust II
6.425%, due 01/03/34[2,5,6]	575,000	483,000
Regions Financial Corp.
5.750%, due 06/15/15[2]	145,000	156,600
7.750%, due 11/10/14[2]	475,000	523,688
Royal Bank of Scotland Group PLC
5.000%, due 10/01/14[2]	400,000	413,000
6.125%, due 12/15/22[2]	550,000	564,020
		10,733,684
Beverages—0.45%
Constellation Brands, Inc.
4.625%, due 03/01/23[2]	150,000	154,500
7.250%, due 05/15/17[2]	395,000	463,878
		618,378

12

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Brokerage—0.61%
E*Trade Financial Corp.
12.500%, due 11/30/17	$750,000	$844,013
Building & construction—1.17%
D.R. Horton, Inc.
4.375%, due 09/15/22[2]	650,000	650,812
K. Hovnanian Enterprises, Inc.
7.250%, due 10/15/20[2,3]	300,000	321,750
Standard Pacific Corp.
10.750%, due 09/15/16[2]	375,000	459,375
Toll Brothers Finance Corp.
8.910%, due 10/15/17[2]	140,000	178,155
		1,610,092
Building materials—1.65%
Hanson Ltd.
6.125%, due 08/15/16[2]	600,000	655,500
Masco Corp.
7.125%, due 03/15/20[2]	800,000	937,913
Vulcan Materials Co.
7.500%, due 06/15/21[2]	600,000	678,000
		2,271,413
Chemicals—3.89%
Celanese US Holdings LLC
4.625%, due 11/15/22[2]	225,000	232,313
5.875%, due 06/15/21[2]	325,000	363,187
6.625%, due 10/15/18[2]	280,000	307,300
Georgia Gulf Corp.
9.000%, due 01/15/17[2,3]	347,000	386,905
Hexion US Finance Corp./
Hexion Nova Scotia Finance ULC
8.875%, due 02/01/18[2]	875,000	883,750
Ineos Finance PLC
9.000%, due 05/15/15[2,3]	200,000	213,240

13

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Ineos Group Holdings PLC
8.500%, due 02/15/16[2,3]	$300,000	$294,000
LyondellBasell Industries NV
5.750%, due 04/15/24[2]	550,000	660,000
6.000%, due 11/15/21[2]	425,000	507,344
Nova Chemicals Corp.
8.625%, due 11/01/19[2]	1,335,000	1,521,900
		5,369,939
Computer hardware—0.50%
Seagate HDD Cayman
7.000%, due 11/01/21[2]	100,000	104,500
7.750%, due 12/15/18[2]	535,000	581,813
		686,313
Consumer products—0.30%
Spectrum Brands Escrow Corp.
6.375%, due 11/15/20[2,3]	250,000	259,375
6.625%, due 11/15/22[2,3]	150,000	157,125
		416,500
Consumer/commercial/lease financing—5.70%
CIT Group, Inc.
4.250%, due 08/15/17[2]	500,000	511,014
4.750%, due 02/15/15[2,3]	1,060,000	1,099,750
5.500%, due 02/15/19[2,3]	1,665,000	1,773,225
ILFC E-Capital Trust I
4.520%, due 12/21/65[2,3,6]	285,000	200,612
International Lease Finance Corp.
5.875%, due 08/15/22[2]	500,000	511,075
7.125%, due 09/01/18[2,3]	1,900,000	2,199,250
8.625%, due 09/15/15[2,4]	990,000	1,102,612
Springleaf Finance Corp.
6.900%, due 12/15/17[2]	520,000	461,500
		7,859,038

14

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Department stores—0.19%
JC Penney Corp., Inc.
7.125%, due 11/15/23[2]	$305,000	$263,825
Diversified capital goods—1.02%
Coleman Cable, Inc.
9.000%, due 02/15/18[2]	220,000	234,575
RBS Global, Inc./Rexnord LLC
8.500%, due 05/01/18[2]	265,000	287,525
SPX Corp.
6.875%, due 09/01/17[2]	325,000	364,000
7.625%, due 12/15/14[2]	475,000	522,500
		1,408,600
Electric-generation—4.28%
Calpine Construction Finance Co. LLP/
CCFC Finance Corp.
8.000%, due 06/01/16[2,3]	500,000	533,750
Calpine Corp.
7.250%, due 10/15/17[2,3]	325,000	347,750
7.875%, due 07/31/20[2,3]	495,000	549,450
DPL, Inc.
7.250%, due 10/15/21[2]	585,000	617,175
Energy Future Holding Co. Intermediate LLC/
EFIH Finance, Inc.
10.000%, due 12/01/20	500,000	557,500
11.750%, due 03/01/22[2,3]	250,000	254,375
GenOn Energy, Inc.
9.500%, due 10/15/18[2]	425,000	491,937
NRG Energy, Inc.
8.500%, due 06/15/19[2]	2,000,000	2,185,000
Texas Competitive Electric Holdings Co. LLC/
TCEH Finance, Inc.
11.500%, due 10/01/20[2,3]	500,000	370,000
		5,906,937

15

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Electric-integrated—0.91%
AES Corp.
8.000%, due 10/15/17[2]	$500,000	$573,750
8.000%, due 06/01/20[2]	590,000	681,450
		1,255,200
Electronics—2.32%
Freescale Semiconductor, Inc.
8.050%, due 02/01/20[2]	200,000	191,500
9.250%, due 04/15/18[2,3]	375,000	403,594
10.125%, due 03/15/18[2,3]	221,000	239,785
Jabil Circuit, Inc.
4.700%, due 09/15/22[2]	80,000	80,200
8.250%, due 03/15/18[2]	1,080,000	1,269,000
KEMET Corp.
10.500%, due 05/01/18[2]	175,000	174,125
NXP BV/NXP Funding LLC
9.750%, due 08/01/18[2,3]	300,000	347,250
Sanmina-SCI Corp.
7.000%, due 05/15/19[2,3]	500,000	500,000
		3,205,454
Energy-exploration & production—11.05%
Alta Mesa Holdings/Alta Mesa Finance Services Corp.
9.625%, due 10/15/18[2]	500,000	507,500
Antero Resources Finance Corp.
6.000%, due 12/01/20[2,3]	300,000	300,750
Berry Petroleum Co.
6.750%, due 11/01/20[2]	315,000	337,050
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.875%, due 04/15/22[2,3]	550,000	565,125
Chesapeake Energy Corp.
9.500%, due 02/15/15[2]	220,000	246,950
Comstock Resources, Inc.
8.375%, due 10/15/17[2]	55,000	57,200

16

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Energy-exploration & production—(continued)
Connacher Oil and Gas Ltd.
8.500%, due 08/01/19[2,3]	$415,000	$308,137
Denbury Resources, Inc.
8.250%, due 02/15/20[2]	574,000	648,620
9.750%, due 03/01/16[2]	500,000	532,500
Encore Acquisition Co.
9.500%, due 05/01/16[2]	200,000	214,500
EP Energy LLC/EP Energy Finance, Inc.
9.375%, due 05/01/20[2]	650,000	719,875
EP Energy LLC/Everest Acquisition Finance, Inc.
7.750%, due 09/01/22[2]	250,000	259,375
Forest Oil Corp.
7.250%, due 06/15/19[2]	865,000	865,000
7.500%, due 09/15/20[2,3]	650,000	669,500
Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[2,3]	75,000	81,188
8.000%, due 02/15/20[2,3]	300,000	328,500
Linn Energy LLC/Linn Energy Finance Corp.
6.500%, due 05/15/19[2]	125,000	126,875
7.750%, due 02/01/21[2]	340,000	358,700
8.625%, due 04/15/20[2]	1,190,000	1,300,075
Midstates Petroleum Co., Inc./
Midstates Petroleum Co. LLC
10.750%, due 10/01/20[2,3]	450,000	474,750
Newfield Exploration Co.
5.750%, due 01/30/22[2]	250,000	271,875
PetroBakken Energy Ltd.
8.625%, due 02/01/20[2,3]	455,000	455,000
Plains Exploration & Production Co.
6.125%, due 06/15/19[2]	450,000	457,875

17

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Quicksilver Resources, Inc.
7.125%, due 04/01/16[2]	$425,000	$344,250
9.125%, due 08/15/19[2]	200,000	182,000
11.750%, due 01/01/16[2]	750,000	744,375
Range Resources Corp.
5.750%, due 06/01/21[2]	550,000	584,375
7.250%, due 05/01/18[2]	255,000	267,750
8.000%, due 05/15/19[2]	300,000	330,000
Samson Investment Co.
9.750%, due 02/15/20[2,3]	815,000	861,862
SandRidge Energy, Inc.
7.500%, due 03/15/21[2]	200,000	208,500
7.500%, due 02/15/23[2]	440,000	457,600
8.750%, due 01/15/20[2]	300,000	324,750
Swift Energy Co.
7.875%, due 03/01/22[2]	300,000	310,500
Whiting Petroleum Corp.
6.500%, due 10/01/18[2]	500,000	538,750
		15,241,632
Environmental—0.11%
Clean Harbors, Inc.
5.250%, due 08/01/20[2]	150,000	154,125
Food & drug retailers—1.43%
Ingles Markets, Inc.
8.875%, due 05/15/17[2]	400,000	429,000
Rite Aid Corp.
10.375%, due 07/15/16[2]	580,000	612,625
SUPERVALU, Inc.
7.500%, due 11/15/14[2]	575,000	543,375
8.000%, due 05/01/16[2]	425,000	391,000
		1,976,000

18

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Food-wholesale—1.42%
Agrokor D.D.
8.875%, due 02/01/20[2,3]	$150,000	$159,750
Michael Foods, Inc.
9.750%, due 07/15/18[2]	600,000	666,000
US Foodservice
8.500%, due 06/30/19[2,3]	300,000	303,000
Viskase Cos., Inc.
9.875%, due 01/15/18[2,3]	800,000	824,000
		1,952,750
Forestry/paper—2.32%
Boise Cascade LLC
6.375%, due 11/01/20[2,3]	1,000,000	1,015,000
Boise Paper Holdings LLC
9.000%, due 11/01/17[2]	95,000	103,550
Clearwater Paper Corp.
7.125%, due 11/01/18[2]	195,000	211,575
Domtar Corp.
10.750%, due 06/01/17[2]	225,000	293,714
Georgia-Pacific LLC
8.875%, due 05/15/31[2]	825,000	1,254,834
Mercer International, Inc.
9.500%, due 12/01/17[2]	300,000	318,000
		3,196,673
Gaming—6.21%
Boyd Gaming Corp.
9.125%, due 12/01/18[2]	695,000	700,212
Caesars Entertainment Operating Co., Inc.
5.625%, due 06/01/15[2]	520,000	431,600
10.000%, due 12/15/15[2]	535,000	454,750
10.000%, due 12/15/18[2]	975,000	621,563
11.250%, due 06/01/17[2]	370,000	397,519

19

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Gaming—(concluded)
CityCenter Holdings LLC/CityCenter Finance Corp.
10.750%, due 01/15/17[2,7]	$877,262	$945,250
Graton Economic Development Authority
9.625%, due 09/01/19[2,3]	200,000	213,500
Marina District Finance Co., Inc.
9.500%, due 10/15/15[2]	265,000	256,388
MGM Resorts International
6.750%, due 10/01/20[2,3]	400,000	403,000
10.000%, due 11/01/16[2]	1,545,000	1,765,162
11.125%, due 11/15/17[2]	250,000	274,375
Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15[2,3]	985,000	948,062
Yonkers Racing Corp.
11.375%, due 07/15/16[2,3]	1,080,000	1,163,700
		8,575,081
Gas distribution—3.98%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.750%, due 05/20/20[2]	335,000	365,150
Atlas Pipeline Partners LP
8.750%, due 06/15/18[2]	275,000	293,563
Crosstex Energy LP
8.875%, due 02/15/18[2]	700,000	759,500
El Paso Corp. MTN
7.750%, due 01/15/32[2]	1,235,000	1,449,038
Energy Transfer Partners LP
6.050%, due 06/01/41[2]	355,000	395,038
7.500%, due 07/01/38[2]	275,000	359,642
Ferrellgas LP/Ferrellgas Finance Corp.
9.125%, due 10/01/17[2]	500,000	537,500
MarkWest Energy Partners LP/
MarkWest Energy Finance Corp.
6.750%, due 11/01/20[2]	200,000	218,000

20

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Gas distribution—(concluded)
Niska Gas Storage US LLC/
Niska Gas Storage Canada ULC
8.875%, due 03/15/18[2]	$475,000	$482,125
Suburban Propane Partners LP/
Suburban Energy Finance Corp.
7.500%, due 10/01/18[2,3]	422,000	451,540
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.875%, due 10/01/20[2,3]	175,000	182,000
		5,493,096
Health facilities—3.32%
Capella Healthcare, Inc.
9.250%, due 07/01/17[2]	90,000	96,075
CHS/Community Health Systems, Inc.
5.125%, due 08/15/18[2]	200,000	210,500
7.125%, due 07/15/20[2]	450,000	475,875
8.000%, due 11/15/19[2]	225,000	244,969
HCA, Inc.
5.875%, due 03/15/22[2]	150,000	163,125
6.250%, due 02/15/13[2]	275,000	277,406
7.500%, due 02/15/22[2]	620,000	705,250
7.875%, due 02/15/20[2]	300,000	337,125
8.500%, due 04/15/19[2]	500,000	561,250
Tenet Healthcare Corp.
6.875%, due 11/15/31[2]	450,000	393,750
8.000%, due 08/01/20[2]	150,000	160,875
8.875%, due 07/01/19[2]	400,000	448,000
United Surgical Partners International, Inc.
9.000%, due 04/01/20[2]	450,000	496,125
US Oncology, Inc.
9.125%, due 08/15/17[2,8]	250,000	4,375
		4,574,700

21

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Health services—1.13%
Air Medical Group Holdings, Inc.
9.250%, due 11/01/18[2]	$300,000	$324,000
ExamWorks Group, Inc.
9.000%, due 07/15/19[2]	850,000	901,000
IMS Health, Inc.
6.000%, due 11/01/20[2,3]	325,000	335,562
		1,560,562
Hotels—0.71%
Felcor Lodging LP
6.750%, due 06/01/19[2]	335,000	352,587
Hilton Worldwide, Inc.
4.810%, due 11/15/13[2,6]	250,000	250,000
Host Hotels & Resorts LP
4.750%, due 03/01/23[2]	300,000	318,000
6.000%, due 10/01/21[2]	55,000	63,113
		983,700
Investments & miscellaneous financial services—0.56%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000%, due 01/15/18[2]	725,000	770,313
Leisure—1.82%
Diamond Resorts Corp.
12.000%, due 08/15/18[2]	1,100,000	1,188,000
Royal Caribbean Cruises Ltd.
5.250%, due 11/15/22[2]	250,000	261,875
7.500%, due 10/15/27	950,000	1,064,000
		2,513,875
Life insurance—0.25%
American General Institutional Capital A
7.570%, due 12/01/45[2,3]	300,000	345,000

22

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Machinery—0.82%
Case New Holland, Inc.
7.875%, due 12/01/17[2]	$515,000	$606,412
The Manitowoc Co., Inc.
8.500%, due 11/01/20[2]	465,000	520,800
		1,127,212
Managed care—0.94%
Multiplan, Inc.
9.875%, due 09/01/18[2,3]	1,175,000	1,301,312
Media-broadcast—0.95%
Clear Channel Communications, Inc.
10.750%, due 08/01/16[2]	260,000	189,150
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
8.875%, due 04/15/17[2]	325,000	355,062
Sinclair Television Group, Inc.
6.125%, due 10/01/22[2,3]	250,000	260,625
8.375%, due 10/15/18[2]	350,000	390,250
9.250%, due 11/01/17[2,3]	100,000	110,000
		1,305,087
Media-cable—6.56%
Cablevision Systems Corp.
8.625%, due 09/15/17[2]	640,000	734,400
CCO Holdings LLC/CCO Holdings Capital Corp.
6.500%, due 04/30/21[2]	450,000	485,438
8.125%, due 04/30/20[2]	950,000	1,068,750
CSC Holdings LLC
8.625%, due 02/15/19[2]	475,000	560,500
DISH DBS Corp.
7.750%, due 05/31/15[2]	665,000	749,787
7.875%, due 09/01/19[2]	1,775,000	2,098,937
Nara Cable Funding Ltd.
8.875%, due 12/01/18[2,3]	450,000	429,750

23

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Media-cable—(concluded)
Ono Finance II PLC
10.875%, due 07/15/19[2,3]	$375,000	$330,000
UPCB Finance V Ltd.
7.250%, due 11/15/21[2,3]	600,000	657,000
Videotron Ltee
5.000%, due 07/15/22[2]	335,000	345,050
Virgin Media Finance PLC
5.250%, due 02/15/22[2]	475,000	499,938
8.375%, due 10/15/19[2]	334,000	382,430
WideOpenWest Finance LLC/
WideOpenWest Capital Corp.
10.250%, due 07/15/19[2,3]	675,000	708,750
		9,050,730
Media-diversified—0.43%
Entravision Communications Corp.
8.750%, due 08/01/17[2]	545,000	589,963
Media-services—0.47%
Nielsen Finance LLC/Nielson Finance Co.
7.750%, due 10/15/18[2]	225,000	250,875
11.625%, due 02/01/14[2]	81,000	90,214
WMG Acquisition Corp.
6.000%, due 01/15/21[2,3]	300,000	307,500
		648,589
Medical products—0.54%
Grifols, Inc.
8.250%, due 02/01/18[2]	580,000	641,625
Hologic, Inc.
6.250%, due 08/01/20[2,3]	100,000	106,250
		747,875

24

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Metals/mining excluding steel—3.71%
Arch Coal, Inc.
8.750%, due 08/01/16[2]	$350,000	$353,500
9.875%, due 06/15/19[2,3]	300,000	302,250
Consol Energy, Inc.
8.000%, due 04/01/17[2]	375,000	401,250
FMG Resources (August 2006)
7.000%, due 11/01/15[2,3]	1,050,000	1,071,000
8.250%, due 11/01/19[2,3]	200,000	204,500
Inmet Mining Corp.
8.750%, due 06/01/20[2,3]	440,000	475,200
Murray Energy Corp.
10.250%, due 10/15/15[2,3]	1,190,000	1,130,500
Novelis, Inc.
8.375%, due 12/15/17[2]	400,000	440,000
Peabody Energy Corp.
7.375%, due 11/01/16[2]	350,000	402,500
Penn Virginia Resource Partners LP/
Penn Virginia Resource Finance Corp. II
8.375%, due 06/01/20[2,3]	325,000	341,250
		5,121,950
Multi-line insurance—0.28%
American International Group, Inc.
6.250%, due 03/15/37[2]	375,000	383,438
Oil field equipment & services—3.44%
Atwood Oceanics, Inc.
6.500%, due 02/01/20[2]	75,000	80,063
CHC Helicopter SA
9.250%, due 10/15/20[2]	200,000	203,000
Chesapeake Oilfield Operating LLC/
Chesapeake Oilfield Finance, Inc.
6.625%, due 11/15/19[2,3]	240,000	225,600

25

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Oil field equipment & services—(concluded)
Cie Generale de Geophysique-Veritas
7.750%, due 05/15/17[2]	$225,000	$234,000
Expro Finance Luxembourg
8.500%, due 12/15/16[2,3]	227,000	233,242
Helix Energy Solutions Group, Inc.
9.500%, due 01/15/16[2,3]	423,000	434,104
Hiland Partners LP/Hiland Partners Finance Corp.
7.250%, due 10/01/20[2,3]	400,000	418,500
Key Energy Services, Inc.
6.750%, due 03/01/21[2]	500,000	501,250
6.750%, due 03/01/21[2,3]	150,000	149,625
Offshore Group Investment Ltd.
7.500%, due 11/01/19[2,3]	350,000	351,750
11.500%, due 08/01/15[2]	563,000	619,300
SESI LLC
7.125%, due 12/15/21[2]	1,165,000	1,296,062
		4,746,496
Oil refining & marketing—1.36%
CVR Refining LLC/Coffeyville Finance, Inc.
6.500%, due 11/01/22[2,3]	275,000	270,875
Tesoro Corp.
4.250%, due 10/01/17[2]	500,000	512,500
5.375%, due 10/01/22[2]	500,000	520,000
9.750%, due 06/01/19[2]	500,000	575,000
		1,878,375
Packaging—4.71%
Ardagh Packaging Finance PLC
7.375%, due 10/15/17[2,3]	505,000	550,450
9.125%, due 10/15/20[2,3]	500,000	540,000
Berry Plastics Corp.
8.250%, due 11/15/15[2]	225,000	235,125

26

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Packaging—(concluded)
Graphic Packaging International, Inc.
7.875%, due 10/01/18[2]	$185,000	$204,425
Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16[2]	985,000	1,122,900
Pactiv LLC
8.125%, due 06/15/17[2]	275,000	272,250
Reynolds Group Issuer, Inc.
7.750%, due 10/15/20[2,3]	500,000	511,250
7.875%, due 08/15/19[2]	1,225,000	1,347,500
9.875%, due 08/15/19[2]	1,000,000	1,060,000
Sealed Air Corp.
8.375%, due 09/15/21[2,3]	585,000	658,125
		6,502,025
Personal & casualty—0.95%
Liberty Mutual Group, Inc.
10.750%, due 06/15/58[2,3,6]	520,000	772,200
XL Group PLC, Series E
6.500%, due 04/15/17[2,5,6]	590,000	534,540
		1,306,740
Pharmaceuticals—2.85%
ConvaTec Healthcare SA
10.500%, due 12/15/18[2,3]	950,000	1,035,500
Mylan, Inc.
7.625%, due 07/15/17[2,3]	445,000	500,069
7.875%, due 07/15/20[2,3]	275,000	324,844
Sky Growth Acquisition Corp.
7.375%, due 10/15/20[2,3]	175,000	172,594
Valeant Pharmaceuticals International
7.000%, due 10/01/20[2,3]	955,000	1,038,562

27

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
VPI Escrow Corp.
6.375%, due 10/15/20[2,3]	$175,000	$185,938
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC
7.750%, due 09/15/18[2]	645,000	682,087
		3,939,594
Printing & publishing—0.64%
Gannett Co., Inc.
9.375%, due 11/15/17[2]	300,000	333,000
The McClatchy Co.
11.500%, due 02/15/17[2]	500,000	551,250
		884,250
Real estate development & management—0.63%
CB Richard Ellis Services, Inc.
11.625%, due 06/15/17[2]	400,000	441,500
Realogy Corp.
7.875%, due 02/15/19[2,3]	400,000	424,000
		865,500
Real estate investment trusts—1.49%
Developers Diversified Realty Corp.
9.625%, due 03/15/16[2]	600,000	741,114
DuPont Fabros Technology LP
8.500%, due 12/15/17[2]	1,200,000	1,317,000
		2,058,114
Software/services—3.70%
Ceridian Corp.
11.250%, due 11/15/15[2,4]	355,000	346,125
Epicor Software Corp.
8.625%, due 05/01/19[2]	500,000	521,250
First Data Corp.
9.875%, due 09/24/15[2]	1,075,000	1,097,563
11.250%, due 03/31/16[2]	1,000,000	987,500

28

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Software/services—(concluded)
Infor US, Inc.
9.375%, due 04/01/19[2]	$500,000	$557,500
11.500%, due 07/15/18[2]	400,000	464,000
MedAssets, Inc.
8.000%, due 11/15/18[2]	600,000	651,000
SunGard Data Systems, Inc.
7.375%, due 11/15/18[2]	450,000	479,812
		5,104,750
Specialty retail—3.77%
Burlington Coat Factory Warehouse Corp.
10.000%, due 02/15/19[2]	625,000	684,375
Limited Brands, Inc.
5.625%, due 02/15/22[2]	150,000	162,000
7.600%, due 07/15/37[2]	450,000	469,125
Michaels Stores, Inc.
7.750%, due 11/01/18[2]	700,000	758,625
Party City Holdings, Inc.
8.875%, due 08/01/20[2,3]	125,000	132,500
Petco Animal Supplies, Inc.
9.250%, due 12/01/18[2,3]	550,000	610,500
Petco Holdings, Inc.
8.500%, due 10/15/17[2,3,7]	350,000	357,875
QVC, Inc.
7.500%, due 10/01/19[2,3]	875,000	963,674
Toys R Us Property Co. II LLC
8.500%, due 12/01/17[2]	255,000	272,213
YCC Holdings LLC/Yankee Finance, Inc.
10.250%, due 02/15/16[2,7]	760,000	786,600
		5,197,487

29

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Steel producers/products—1.16%
APERAM
7.750%, due 04/01/18[2,3]	$225,000	$192,375
ArcelorMittal
4.250%, due 08/05/15[2,4]	300,000	303,061
JMC Steel Group
8.250%, due 03/15/18[2,3]	200,000	206,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc.
9.000%, due 10/15/17[2,3]	130,000	128,700
Severstal Columbus LLC
10.250%, due 02/15/18[2]	400,000	417,000
US Steel Corp.
7.375%, due 04/01/20[2]	350,000	357,000
		1,604,136
Support-services—7.13%
Aramark Corp.
8.500%, due 02/01/15[2]	1,100,000	1,112,386
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
7.750%, due 05/15/16[2,4]	303,000	310,957
9.625%, due 03/15/18[2]	250,000	278,125
FTI Consulting, Inc.
6.750%, due 10/01/20[2]	175,000	185,937
HDTFS, Inc.
5.875%, due 10/15/20[2,3]	200,000	206,500
Interactive Data Corp.
10.250%, due 08/01/18[2]	360,000	403,650
Iron Mountain, Inc.
8.000%, due 06/15/20[2]	360,000	380,250
8.375%, due 08/15/21[2]	630,000	696,150
Reliance Intermediate Holdings LP
9.500%, due 12/15/19[2,3]	700,000	796,250

30

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Support-services—(concluded)
ServiceMaster Co.
7.000%, due 08/15/20[2,3]	$150,000	$146,813
8.000%, due 02/15/20[2]	500,000	508,750
SquareTwo Financial Corp.
11.625%, due 04/01/17[2]	2,625,000	2,454,375
The Geo Group, Inc.
7.750%, due 10/15/17[2]	500,000	540,000
United Rentals North America, Inc.
6.125%, due 06/15/23[2]	150,000	154,125
UR Merger Sub Corp.
5.750%, due 07/15/18[2,3]	200,000	215,500
8.250%, due 02/01/21[2]	100,000	112,000
West Corp.
7.875%, due 01/15/19[2]	750,000	759,375
11.000%, due 10/15/16[2]	550,000	574,750
		9,835,893
Telecom-integrated/services—6.68%
CenturyLink, Inc.
6.450%, due 06/15/21[2]	375,000	412,206
7.600%, due 09/15/39[2]	150,000	155,416
Cincinnati Bell, Inc.
7.000%, due 02/15/15[2]	350,000	354,375
Embarq Corp.
7.995%, due 06/01/36[2]	125,000	136,330
Equinix, Inc.
7.000%, due 07/15/21[2]	150,000	165,000
8.125%, due 03/01/18[2]	710,000	781,000
Frontier Communications Corp.
7.875%, due 04/15/15[2]	233,000	261,543
8.250%, due 04/15/17[2]	520,000	598,000
9.000%, due 08/15/31[2]	545,000	579,062

31

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Telecom-integrated/services—(concluded)
Intelsat Jackson Holdings SA
7.250%, due 10/15/20[2,3]	$825,000	$878,625
Intelsat Luxembourg Ltd.
11.250%, due 02/04/17[2]	1,325,000	1,404,500
Level 3 Communications, Inc.
11.875%, due 02/01/19[2]	325,000	370,500
Level 3 Financing, Inc.
8.625%, due 07/15/20[2]	75,000	81,563
10.000%, due 02/01/18[2]	1,085,000	1,205,706
PAETEC Holding Corp.
9.875%, due 12/01/18[2]	1,150,000	1,296,625
Windstream Corp.
8.125%, due 09/01/18[2]	500,000	542,500
		9,222,951
Telecom-wireless—4.62%
Clearwire Communications LLC/Finance
12.000%, due 12/01/15[2,3]	335,000	353,425
Cricket Communications, Inc.
7.750%, due 05/15/16[2]	525,000	555,187
Crown Castle International Corp.
5.250%, due 01/15/23[2,3]	350,000	365,750
SBA Telecommunications, Inc.
5.750%, due 07/15/20[2,3]	150,000	156,750
Sprint Capital Corp.
6.900%, due 05/01/19[2]	300,000	324,000
8.750%, due 03/15/32[2]	300,000	356,250
Sprint Nextel Corp.
6.000%, due 12/01/16[2]	925,000	1,003,625
8.375%, due 08/15/17[2]	605,000	701,800
9.000%, due 11/15/18[2,3]	600,000	739,500
9.125%, due 03/01/17[2]	235,000	276,125
11.500%, due 11/15/21[2]	125,000	167,813

32

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(concluded)
Telecom-wireless—(concluded)
Wind Acquisition Finance SA
7.250%, due 02/15/18[2,3]	$350,000	$346,500
11.750%, due 07/15/17[2,3]	1,000,000	1,022,500
		6,369,225
Telecommunications equipment—0.74%
CDW LLC/CDW Finance Corp.
8.500%, due 04/01/19[2]	305,000	328,638
12.535%, due 10/12/17[2]	650,000	695,500
		1,024,138
Theaters & entertainment—0.40%
AMC Entertainment, Inc.
8.750%, due 06/01/19[2]	175,000	192,500
9.750%, due 12/01/20[2]	320,000	360,000
		552,500
Transportation excluding air/rail—0.98%
Marquette Transportation Co./
Marquette Transportation Finance Corp.
10.875%, due 01/15/17[2]	500,000	523,750
Navios Maritime Acquisition Corp./
Navios Acquisition Finance US, Inc.
8.625%, due 11/01/17	435,000	408,900
Navios Maritime Holdings, Inc./
Navios Maritime Finance US, Inc.
8.875%, due 11/01/17	415,000	422,262
		1,354,912
Total corporate bonds (cost—$171,256,556)		179,153,735

33

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Security description	Face amount[1]	Value
Commercial mortgage-backed security—0.26%
CWCapital COBALT, Series 2007-C3, Class AJ
5.996%, due 05/15/46[2,6] (cost—$470,979)	$525,000	$354,562
Repurchase agreement—5.71%
Repurchase agreement dated 11/30/12 with State
Street Bank & Trust Co., 0.010% due 12/03/12,
collateralized by $3,809,245 Federal Home Loan Bank
obligations, 2.000% due 01/30/23 and $4,217,878
Federal National Mortgage Association obligations,
2.110% due 11/07/22; (value—$8,038,664);
proceeds: $7,881,007 (cost—$7,881,000)	7,881,000	7,881,000
Total investments (cost—$179,608,535)—135.81%		187,389,297
Liabilities in excess of other assets—(35.81)%		(49,411,791)
Net assets—100.00%		$137,977,506

For a listing of defined portfolio and counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 37.

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,234,685
Gross unrealized depreciation	(1,453,923)
Net unrealized appreciation	$7,780,762

34

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver	In exchange for	Maturity date	Unrealized depreciation
MSCI	EUR 1,130,000	USD 1,455,993	12/11/12	$(13,742)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of November 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$179,149,360	$4,375	$179,153,735
Commercial mortgage-
backed security	—	354,562	—	354,562
Repurchase agreement	—	7,881,000	—	7,881,000
Forward foreign
currency contracts	—	(13,742)	—	(13,742)
Total	$—	$187,371,180	$4,375	$187,375,555

At November 30, 2012, there were no transfers between Level 1 and Level 2.

35

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six months ended November 30, 2012:

Corporate bond
Beginning balance	$—
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	4,375
Transfers out of Level 3	—
Ending balance	$4,375

The change in unrealized appreciation/depreciation relating to the Level 3 investment held at November 30, 2012 was $(625). Transfer into Level 3 represents the value at the end of the period. At November 30, 2012, a security was transferred from Level 2 to Level 3 as the valuation is based primarily on unobservable inputs.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	86.3%
Luxembourg	3.2
Canada	2.7
United Kingdom	1.9
Ireland	1.3
Cayman Islands	1.2
Netherlands	0.8
Liberia	0.7
Australia	0.7
Marshall Islands	0.4
Puerto Rico	0.4
Norway	0.2
France	0.1
Croatia	0.1
Total	100.0%

36

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2012
(unaudited)

Portfolio footnotes
1 In US Dollars unless otherwise indicated.
2 Entire or partial amount pledged as collateral for bank loan.
3 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 34.47% of net assets as of November 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
4 Step bond that converts to the noted fixed rate at a designated future date.
5 Perpetual bond security. The maturity date reflects next call date.
6 Variable or floating rate security. The interest rate shown is the current rate as of November 30, 2012 and changes periodically.
7 Payment-in-kind security for which part of the income earned may be paid as additional principal.
8 Security called in full on February 16, 2011. Position represents remaining escrow balance expected to be received upon finalization of call premium.

Portfolio acronym:
MTN	Medium Term Note

Currency abbreviations:
EUR	Euro
USD	United States Dollar

Counterparty acronym:
MSCI	Morgan Stanley Capital International

See accompanying notes to financial statements	37

Managed High Yield Plus Fund Inc.
Statement of assets and liabilities —
November 30, 2012 (unaudited)

Assets:
Investments in securities, at value (cost—$179,608,535)	$187,389,297
Cash	438
Foreign currency, at value (cost—$1,635,215)	1,670,411
Receivable for investments sold	53,359
Receivable for interest	3,573,394
Receivable for foreign tax reclaims	4,630
Other assets	7,677
Total assets	192,699,206
Liabilities:
Payable for bank loan	53,500,000
Payable for investments purchased	980,761
Payable to investment manager and administrator	86,451
Payable for interest on bank loan	48,035
Dividends payable to shareholders	11,147
Unrealized depreciation on forward foreign currency contracts	13,742
Payable for foreign withholding taxes	131
Accrued expenses and other liabilities	81,433
Total liabilities	54,721,700
Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized;
62,153,062 shares issued and outstanding	$360,670,344
Accumulated undistributed net investment income	98,050
Accumulated net realized loss	(230,593,104)
Net unrealized appreciation	7,802,216
Net assets	$137,977,506
Net asset value per share	$2.22

38	See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.
Statement of operations

For the six months ended November 30, 2012 (unaudited)
Investment income:
Interest and other income (net of foreign withholding taxes of $3,966)	$6,650,196
Expenses:
Investment management and administration fees	629,230
Interest expense, loan commitment and other loan fees	243,848
Professional fees	73,327
Stock exchange listing fees	44,584
Reports and notices to shareholders	37,619
Custody and accounting fees	24,397
Transfer agency fees	8,990
Directors’ fees	7,996
Insurance fees	1,532
Other expenses	11,143
1,082,666
Fee waivers by investment manager and administrator	(134,835)
Net expenses	947,831
Net investment income	5,702,365
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	999,469
Forward foreign currency contracts	40,230
Foreign currency transactions	(71,347)
Net realized gain	968,352
Net change in unrealized appreciation/depreciation of:
Investments	5,767,734
Forward foreign currency contracts	(110,281)
Other assets and liabilities denominated in foreign currency	100,275
Net change in unrealized appreciation/depreciation	5,757,728
Net realized and unrealized gain from investment activities	6,726,080
Net increase in net assets resulting from operations	$12,428,445

See accompanying notes to financial statements	39

Managed High Yield Plus Fund Inc.
Statement of changes in net assets

	For the six months ended November 30, 2012 (unaudited)	For the year ended May 31, 2012
From operations:
Net investment income	$5,702,365	$12,283,092
Net realized gain (loss)	968,352	(6,675,398)
Net change in unrealized
appreciation/depreciation	5,757,728	(1,503,910)
Net increase in net assets resulting
from operations	12,428,445	4,103,784
Dividends to shareholders from:
Net investment income	(5,667,094)	(12,982,209)
Capital stock transactions
Proceeds from shares issued through
dividends reinvested	62,310	502,099
Net increase (decrease) in net assets	6,823,661	(8,376,326)
Net assets:
Beginning of period	131,153,845	139,530,171
End of period	$137,977,506	$131,153,845
Accumulated undistributed net
investment income	$98,050	$62,779

40	See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.
Statement of cash flows

For the six months ended November 30, 2012
Cash flows provided from (used for) operating activities:
Interest received	$6,807,571
Operating expenses paid	(699,668)
Sale of short-term portfolio investments, net	359,000
Purchase of long-term portfolio investments	(56,646,647)
Sale of long-term portfolio investments	37,038,758
Proceeds on forward foreign currency exchange transactions, net	(31,117)
Net cash used for operating activities	(13,172,103)
Cash flows provided from (used for) financing activities:
Dividends paid to shareholders	(5,593,637)
Increase in bank loan	19,000,000
Interest paid on bank loan	(232,914)
Net cash provided from financing activities	13,173,449
Effect of exchange rate on cash	100,275
Net increase in cash	101,621
Cash and foreign currency at beginning of the period	1,569,228
Cash and foreign currency at end of the period	$1,670,849
Reconciliation of net increase in net assets resulting from
operations to net cash used for operating activities:
Net increase in net assets resulting from operations	$12,428,445
Amortization of bond premium, net	272,042
Interest expense, loan commitment and other loan fees	243,848
Increase in investments, at cost	(21,852,928)
Net change in unrealized appreciation/depreciation of investments	(5,767,734)
Net change in unrealized appreciation/depreciation of forward foreign currency contracts and other assets and liabilities
denominated in foreign currency	10,006
Decrease in receivable for investments sold	1,083,390
Increase in receivable for interest	(117,351)
Decrease in receivable for foreign tax reclaims	2,553
Decrease in other assets	46,115
Increase in payable for investments purchased	521,180
Increase in payable to investment manager and administrator	7,868
Increase in payable for foreign withholding taxes	131
Decrease in accrued expenses and other liabilities	(49,668)
Net cash used for operating activities	$(13,172,103)
Non-cash financing transactions:
Reinvestment of dividends	$62,310

See accompanying notes to financial statements	41

Managed High Yield Plus Fund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Six months ended November 30, 2012 (unaudited)
Net asset value, beginning of period	$2.11
Net investment income[1]	0.09
Net realized and unrealized gains (losses)	0.11
Net increase (decrease) from operations	0.20
Dividends from net investment income	(0.09)
Net asset value, end of period	$2.22
Market value, end of period	$2.13
Total net asset value return[2]	9.69%
Total market price return[3]	5.76%
Ratios to average net assets:
Expenses before fee waivers by investment manager and
administrator including interest expense, loan commitment
and other fees	1.60%[4]
Expenses after fee waivers by investment manager and
administrator including interest expense, loan commitment
and other fees	1.40%[4]
Expenses after fee waivers by investment manager and
administrator excluding interest expense, loan commitment
and other fees	1.04%[4]
Net investment income	8.41%[4]
Supplemental data:
Net assets, end of period (000’s)	$137,978
Portfolio turnover	21%
Asset coverage[5]	$3,579

[1] Calculated using the average shares method.

[2] Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.

42	See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.
Financial highlights

Years ended May 31,
2012	2011	2010	2009	2008
$2.25	$2.07	$1.70	$3.69	$4.91
0.20	0.23	0.24	0.31	0.48
(0.13)	0.19	0.35	(1.95)	(1.22)
0.07	0.42	0.59	(1.64)	(0.74)
(0.21)	(0.24)	(0.22)	(0.35)	(0.48)
$2.11	$2.25	$2.07	$1.70	$3.69
$2.10	$2.57	$2.06	$1.52	$3.60
3.57%	21.12%	35.95%	(45.30)%	(15.41)%
(9.86)%	38.87%	52.14%	(49.17)%	(21.02)%

1.66%	1.79%	2.11%	3.46%	3.79%

1.46%	1.59%	1.95%	3.46%	3.79%

1.01%	1.04%	1.13%	1.29%	1.25%
9.41%	10.44%	11.90%	14.24%	11.59%

$131,154	$139,530	$127,313	$103,922	$225,898
50%	64%	71%	37%	29%
$4,802	$4,283	$5,244	$4,712	$3,177

[3] Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.

[4] Annualized.
[5] Per $1,000 of bank loans outstanding.

43

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and

44

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

45

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and other instruments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the New York Stock Exchange (“NYSE”), the Fund will use fair value methods to reflect those events.

46

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In December 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

47

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund’s derivative exposure during the six months ended November 30, 2012 was limited to forward foreign currency contracts. Details of this disclosure can be found in the Portfolio of investments. Certain derivative contracts entered into by the Fund may contain credit risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers, if any, can be found in the Portfolio of investments. If the applicable credit risk related contingent features were triggered as of November 30, 2012, the Fund may be required to post collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of forward foreign currency contracts that is presented in the Portfolio of investments is consistent with the derivative activity during the six months ended November 30, 2012.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and

48

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

49

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation
The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts
The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realized gains or manage its foreign currency exposure.

50

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

51

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The Board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund’s effective fee is 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2013. At November 30, 2012, the Fund owed UBS Global AM $86,451 for investment management and administration fees, net of fee waivers. For the six months ended November 30, 2012, UBS Global AM waived $134,835 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to

52

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

provide best execution of the transactions. During the six months ended November 30, 2012, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $2,340,716. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the “Facility”) pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing. The Fund may borrow up to 33 1⁄3% of its adjusted net assets up to the committed amount. (“Adjusted net assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the unused portion of the Facility.

During the six months ended November 30, 2012, the Fund borrowed a daily average balance of $44,341,530 at a weighted average borrowing cost of approximately 1.082%.

Purchases and sales of securities
For the six months ended November 30, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $56,719,249 and $35,873,161, respectively.

53

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,153,062 shares outstanding at November 30, 2012. Transactions in shares of common stock were as follows:

	Shares	Amount
For the six months ended November 30, 2012:
Shares issued through Dividend Reinvestment Plan	28,669	$62,310
For the year ended May 31, 2012:
Shares issued through Dividend Reinvestment Plan	237,101	$502,099

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2012 was as follows:

Distributions paid from:	2012
Ordinary Income	$12,982,209

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending May 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) net capital losses recognized by the Fund after May 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

54

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

At May 31, 2012, the Fund had a pre-enactment capital loss carryforward of $224,084,026 and a post-enactment short-term capital loss carryforward of $804,199. These loss carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. Pre-enactment capital loss carryforwards will expire as follows:

2013	$13,297,624
2014	30,452,277
2015	15,905,876
2016	8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$224,084,026

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with US Treasury regulations, the Fund has elected to defer $6,167,790 of net realized long-term capital losses arising after October 31, 2011. Such losses are treated for tax purposes as arising on June 1, 2012.

Each of the tax years in the four year period ended May 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

55

Managed High Yield Plus Fund Inc.
General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “HYF.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Update regarding the use of derivatives by the Fund
The Fund has expanded its use of certain derivatives consistent with the authorization set forth in the Fund’s registration statement. Over the reporting period, the Fund made limited use of derivatives (specifically foreign currency forward agreements to adjust its foreign currency exposure); it reserves the right to make more extensive use of derivatives in the future if believed appropriate.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options (including, but not limited to, options on futures contracts, on foreign currencies and on swap agreements (explained further below)), futures contracts, forward interest rate and currency contracts, non-deliverable forwards, swap agreements (including, but not limited to, interest rate swaps; caps, floors and collars related to interest rates; total return, currency and credit default swaps), and

56

Managed High Yield Plus Fund Inc.
General information (unaudited)

credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund (e.g., managing portfolio duration, hedging), to replace more traditional direct investments, or to obtain exposure to certain markets.

Derivative instruments involve special considerations and risks, including the following:

Derivatives risk: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If UBS Global AM incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, swaps and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

57

Managed High Yield Plus Fund Inc.
General information (unaudited)

Leverage risk: Leverage involves increasing the total assets in which the Fund can invest beyond the level of its net assets, through investment in certain financial instruments. Because leverage increases the amount of the Fund’s assets, it can magnify the effect on the Fund of changes in market values. As a result, while leverage can increase the Fund’s income and potential for gain, it also can increase expenses and the risk of loss. To the extent the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in derivatives involving obligations to third parties, if the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Swap agreement risk: The Fund may enter into various types of swap agreements, including, but not limited to, credit default swaps, total return swaps, interest rate swaps, index swaps, currency swaps and variance swap agreements. Swaps are agreements entered into primarily by institutional investors for periods ranging from a few weeks to a year or longer (e.g., several years). In a standard swap agreement, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset. In addition, the Fund may experience delays in payment or losses if the counterparty fails to perform under the contract.

58

Managed High Yield Plus Fund Inc.
General information (unaudited)

Structured security risk: The Fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument (e.g., the risk related to the issuer of the referenced obligation in addition to the risk related to the issuer of the structured note). Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the Fund could suffer a loss.

Illiquidity risk: The Fund’s ability to close out a position in a derivative instrument depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. As a result, certain derivative instruments may be less liquid than other types of securities. The Fund could lose money if it cannot sell such derivative instruments at the time and price that would be most beneficial to the Fund.

Aggressive investment risk: The Fund may employ investment strategies that involve greater risks than the strategies used by other funds that do not use derivative instruments. UBS Global AM may employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

59

Managed High Yield Plus Fund Inc.
General information (unaudited)

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on September 20, 2012. At the meeting, the two nominees as Class III directors, namely Bernard H. Garil and Heather R. Higgins, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for:	Shares withhold authority:
Bernard H. Garil	37,005,098	4,286,163
Heather R. Higgins	37,429,762	3,861,499

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, and Barry M. Mandinach.

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

60

Managed High Yield Plus Fund Inc.
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

61

Managed High Yield Plus Fund Inc.
General information (unaudited)

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last

62

Managed High Yield Plus Fund Inc.
General information (unaudited)

purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

63

Managed High Yield Plus Fund Inc.
General information (unaudited)

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

64

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the “Fund”) on July 17-18, 2012, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment management and administration agreement (the “Investment Management and Administration Agreement”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. The Independent Directors initially discussed the materials provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by

65

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $151 billion in assets under management as of March 31, 2012 and was part of the UBS Global Asset Management Division, which had approximately $620 billion in assets under management worldwide as of March 31, 2012. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement.

66

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangement in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.) Management also noted that UBS Global AM is voluntarily waiving, and offered to continue to waive through July 31, 2013, 15 basis points (i.e., 0.15%) of its management fee, making the Fund’s effective Actual Management Fee, after this waiver, 0.55% of the Fund’s average weekly total assets (minus liabilities other than aggregate indebtedness constituting leverage) through July 31, 2013.

67

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

In light of the foregoing, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2012 and (b) annualized performance information for each year in the ten-year period ended April 30, 2012. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the fourth quintile for the one- and five-year periods, in the third quintile for the three-year period and in the fifth quintile for the ten-year period and since inception. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Management discussed the tactical allocation changes made to improve performance, including taking a more defensive position within the portfolio with respect to certain subsectors and increasing the average quality of the portfolio, and noted the improved performance of the Fund for the recent periods. Management also discussed the effect of the use of leverage on returns generally and with respect to the Fund. Management noted that because the funds in the peer group are managed against different high yield indices, this can result in deviations of peer relative rankings as the composition of indices varies. Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was improving and that the Board would continue to closely monitor the Fund’s performance over the upcoming year.

68

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints but recognized voluntary fee waivers made by UBS Global AM for the benefit of the Fund and its shareholders. The board also noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement. In making its decision, the board identified no single factor as being determinative in approving the

69

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

70

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Directors
Richard Q. Armstrong	Bernard H. Garil
Chairman
Heather R. Higgins
Alan S. Bernikow
Barry M. Mandinach
Richard R. Burt

Meyer Feldberg

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Craig Ellinger
Vice President and Secretary	Vice President

Matthew A. Iannucci
Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2013. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S290

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver President

Date:	February 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 8, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 8, 2013